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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00755, 333-00757,
333-00761 and 333-09387 of Computer Sciences Corporation on Forms S-8 of our report dated May 23, 1997, appearing in this Annual Report on Form 10-K/A of Computer Sciences Corporation for the year ended March 28, 1997.



DELOITTE & TOUCHE LLP
Los Angeles, California
June 26, 1997